Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IQUniverse, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul D. Crawford, President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934;

2.                                       The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.

/s/ Paul D. Crawford
Paul D. Crawford
Chief Executive Officer
November 19, 2002